UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2021

MyMD Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

New Jersey	001-36268	22-2983783
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

MyMD Pharmaceuticals, Inc.

855 N. Wolfe Street, Suite 623

Baltimore, MD 21205

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 848-8698

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	MYMD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

MyMD Pharmaceuticals, Inc., previously known as Akers Biosciences, Inc. (the “Company”), is filing this Amendment No. 1 to the Company’s Current Report on Form 8-K, dated April 16, 2021, and filed with the Securities and Exchange Commission on April 22, 2021, solely for the purpose of providing the financial statements and information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) in connection with the previously reported merger (the “Merger”), by and between XYZ Merger Sub Inc., a Florida corporation and wholly owned subsidiary of the Company, and MyMD Pharmaceuticals (Florida), Inc., a Florida corporation formerly known as MyMD Pharmaceuticals, Inc. (“MyMD Florida”). The unaudited pro forma condensed combined financial statements also give effect to the purchase of substantially all of the assets and certain liabilities of Supera Pharmaceuticals, Inc., a Florida corporation (“Supera”), pursuant to an Asset Purchase Agreement, dated November 11, 2020, by and between pre-Merger MyMD Florida and Supera (the “Supera Purchase”), and the contribution of substantially all of the assets of Cystron Biotech, LLC, a wholly owned subsidiary of the Company (“Cystron”), pursuant to that certain Contribution and Assignment Agreement (the “Contribution Agreement”) by and among the Company, Cystron, Oravax Medical, Inc., a newly formed, partially owned subsidiary of the Company, and Premas Biotech PVT Ltd. (such transaction the “Contribution Transaction”).

As a result of the Merger, the historical financial statements of pre-Merger MyMD Florida will be treated as the historical financial statements of the Company and will be reflected in the Company’s quarterly and annual reports for periods ending after the effective time of the Merger. Accordingly, beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2021, the Company will report results of MyMD Florida and the Company on a consolidated basis.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of MyMD Florida as of and for the years ended December 31, 2020 and 2019, together with the reports of Cherry Bekaert LLP with respect thereto, are included as Exhibit 99.1 and are incorporated by reference herein. The audited financial statements of Supera as of and for the years ended December 31, 2020 and 2019, together with the reports of Cherry Bekaert LLP with respect thereto, are included as Exhibit 99.2 and are incorporated by reference herein.

The unaudited financial statements of MyMD Florida as of and for the three months ended March 31, 2021 and the notes relating thereto are included as Exhibit 99.3 hereto and are incorporated by reference herein. The unaudited financial statements of Supera as of and for the three months ended March 31, 2021 and the notes relating thereto are included as Exhibit 99.4 and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of comprehensive loss of the Company for the year ended December 31, 2020 and balance sheets and statement of comprehensive loss as of and for the three months ended March 31, 2021 are included as Exhibit 99.5 hereto and are incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Cherry Bekaert LLP
23.2	Consent of Cherry Bekaert LLP
99.1	Audited financial statements of MyMD Pharmaceuticals (Florida), Inc. as of and for the years ended December 31, 2020 and 2019.
99.2	Audited financial statements of Supera Pharmaceuticals, Inc. as of and for the years ended December 31, 2020 and 2019.
99.3	Unaudited financial statements of MyMD Pharmaceuticals (Florida), Inc. as of and for the three months ended March 31, 2021 and the notes relating thereto.
99.4	Unaudited financial statements of Supera Pharmaceuticals, Inc. as of and for the three months ended March 31, 2021 and the notes relating thereto.
99.5

Unaudited pro forma condensed combined statement of comprehensive loss of the Company for the year ended December 31, 2020 and balance sheets and statement of comprehensive loss as of and for the three months ended March 31, 2021.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MyMD PHARMACEUTICALS, INC.

Date: July 2, 2021	By:	/s/ Chris Chapman
Chris Chapman, M.D.
President, Chief Medical Officer, and Director